UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2024
BellRing Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39093		87-3296749
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.    Results of Operation and Financial Condition.

On February 5, 2024, BellRing Brands, Inc. (the "Company") issued a press release announcing results for its first fiscal quarter ended December 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on February 5, 2024, the Company published to the "Investor Relations" section of its website, www.bellringbrands.com, a supplemental presentation related to results for its first fiscal quarter ended December 31, 2023. A copy of the presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in Item 2.02, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

BellRing Brands, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) entirely virtually, conducted via a live audio-only webcast on Wednesday, January 31, 2024. At the Annual Meeting, of the 131,168,834 shares outstanding and entitled to vote, 121,948,293 shares were represented, constituting a 92.97% quorum. The final result for each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:

Proposal 1:    Each of the nominees for director were elected to serve until the Company’s annual meeting of stockholders to be held in 2027 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withhold	Broker Non-Votes	Percentage of Votes Cast For
Shawn W. Conway	118,126,073	811,585	3,010,597	99.32%
Thomas P. Erickson	82,592,518	36,345,140	3,010,597	69.44%
Jennifer K. Johnson	87,001,178	31,936,480	3,010,597	73.15%

Proposal 2:    The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Percentage of Votes Cast For
121,426,296	383,028	138,969	99.58%

Proposal 3:    The Company's executive compensation as described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 14, 2023, was approved by the non-binding advisory votes of the stockholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For
116,481,876	2,296,970.00	158,850	3,010,597	97.94%

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 5, 2024
99.2	First Fiscal Quarter Ended December 31, 2023 Supplemental Presentation
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 5, 2024	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Paul A. Rode
	Name:	Paul A. Rode
	Title:	Chief Financial Officer